Exhibit 21.1

The Company’s principal subsidiaries as of December 31, 2023 are listed below. All other subsidiaries of the Company, if considered in the aggregate as a single affiliate, would not constitute a significant subsidiary of the Company.

Subsidiaries (Alphabetically)	State of Inc.
ABC Medical, LLC	SOUTH CAROLINA
Absolute Respiratory Care, LLC	RHODE ISLAND
Access Medical, LLC	MICHIGAN
Accucare Medical Equipment, LLC	OKLAHOMA
ActivStyle Holding Company	DELAWARE
ActivStyle, LLC	MINNESOTA
AdaptHealth - Missouri LLC	MISSOURI
AdaptHealth Holdings LLC	DELAWARE
AdaptHealth Intermediate HoldCo LLC	DELAWARE
AdaptHealth LLC	DELAWARE
AdaptHealth Minnesota LLC	MINNESOTA
AdaptHealth New England LLC	DELAWARE
AdaptHealth Patient Care Solutions LLC	PENNSYLVANIA
Admeco, Inc.	FLORIDA
Advocate Medical Services, LLC	FLORIDA
AeroCare Employee Benefits, Inc.	FLORIDA
Aerocare Express Medical, LLC	DELAWARE
Aerocare Holdings LLC	DELAWARE
Aerocare Home Medical Equipment, Inc.	TEXAS
Aerocare Home Medical Equipment, Inc. (MO)	MISSOURI
Aerocare Home Medical, Inc.	TEXAS
Aerocare Pharmacy, Inc.	TEXAS
Aerocare, Inc.	NEVADA
Agile Medical LLC	PENNSYLVANIA
Agilis Med Holdings LLC	DELAWARE
AirCare Home Medical, Inc.	KENTUCKY
AirCare Home Respiratory, LLC	CALIFORNIA
Airway Oxygen, Inc.	MICHIGAN
All American Home Aid, LLC	MASSACHUSETTS
All American Medical Services, Inc.	FLORIDA
All American Oxygen, Inc.	KENTUCKY
Allcare, Inc.	COLORADO
Alternative Care Providers LLC	MASSACHUSETTS
American Ancillaries, Inc.	NEVADA
American Home Medical, Inc.	FLORIDA

Subsidiaries (Alphabetically)	State of Inc.
American Preferred Home Medical, L.L.C.	TEXAS
America's Health Care at Home, LLC	DELAWARE
Americoast Maryland LLC	DELAWARE
Ameri-Quipt of North Carolina, Inc.	NORTH CAROLINA
Atlantic Medical Supply, Inc.	FLORIDA
Atlantic Medical, Inc.	VIRGINIA
Austin Respiratory Equipment, Inc.	FLORIDA
Beacon Respiratory Services of Georgia, Inc.	DELAWARE
Beacon Respiratory Services, Inc.	DELAWARE
Bennett Medical Services LLC	NEVADA
BestMED Respiratory, Inc.	IOWA
BHS, Inc.	KENTUCKY
Bird & Bear Medical, Inc.	ARKANSAS
BJ's Wheelchair Service, Inc.	TEXAS
Blue Dot Medical, LLC	MISSISSIPPI
Bluegrass Oxygen, Inc.	KENTUCKY
B-Pharm, Inc.	MISSOURI
Braden Partners, L.P.	CALIFORNIA
Brannons Rentals and Sales, Inc.	CALIFORNIA
Bradley DME LLC	TENNESSEE
Breathe Grace Medical Supply, LLC	MARYLAND
Buffalo Wheelchair, Inc.	NEW YORK
BuypapUSA.com, Inc.	OREGON
Cair Respiratory Services LLC	MARYLAND
Cape Medical Supply, LLC	MASSACHUSETTS
Care Plus Oxygen, Inc.	PENNSYLVANIA
Carmichaels Home Medical Equipment, Inc.	GEORGIA
Champlain Valley Brace and Limb, L.L.C.	NEW YORK
Charlotte Respiratory Solutions, Inc.	NORTH CAROLINA
Choice Medical Health Care, LLC	ILLINOIS
Choice Respiratory & Medical Equipment, Inc.	VIRGINIA
Clay Home Medical, Inc.	VIRGINIA
Clearview Medical Incorporated	TEXAS
Community Medical Supply, Inc.	IOWA
Community Surgical of Toms River LLC	DELAWARE
Cornerstone Medical Services -- Midwest, LLC	OHIO
Cornerstone Medical Services of Columbus, LLC	OHIO
CPAPSUPPLY.COM, Inc.	TEXAS
CressCare Medical, Inc.	PENNSYLVANIA
Desert Ridge Rehabilitation & Health Center, LLC	ARIZONA

Subsidiaries (Alphabetically)	State of Inc.
Desloge Home Oxygen and Medical Equipment, Inc.	FLORIDA
Diabetes Management & Supplies LLC	LOUISIANA
Diabetes Medical Supply Center of the Midlands	NEBRASKA
Dream Care of Virginia, LLC	VIRGINIA
DSCM Holdco Inc	NEBRASKA
Edge Medical Supply, LLC	TEXAS
Ellis Home Oxygen & Medical Equipment, Inc.	VIRGINIA
Express Medical Supply, LTD	TEXAS
Family Home Medical Supply LLC	PENNSYLVANIA
Family Medical Supply LLC	NORTH CAROLINA
First Choice In-HomeCare, Inc.	VIRGINIA
First Choice Medical Equipment, Inc.	ILLINOIS
Fletchers Medical Supplies Inc	FLORIDA
Florida Home Care, Inc.	FLORIDA
Florida Home Medical Supply, LLC	FLORIDA
Freedom Respiratory, Inc.	VIRGINIA
Georgia Home Medical - Columbus, Inc.	GEORGIA
Georgia Home Medical, Inc.	GEORGIA
GME Medical Supply, Inc.	VIRGINIA
Gould’s Discount Medical, LLC	KENTUCKY
Grace Healthcare DME, Inc.	MISSISSIPPI
Grace Healthcare Incorporated	LOUISIANA
Grace Healthcare Internet Sales, Inc.	MISSISSIPPI
Grace Healthcare Medical, Inc.	MISSISSIPPI
Grace Healthcare, Inc.	MISSISSIPPI
Grace Medical Equipment, Inc.	ALABAMA
Grace Medical, Inc.	FLORIDA
Guardian Medical Inc.	FLORIDA
Halprin, Incorporated	NEW YORK
Health Complex Medical, LLC	CONNECTICUT
Health Products Plus, Inc.	GEORGIA
Healthline Medical Equipment, LLC	TEXAS
Healthy Living Medical Supply, LLC	MICHIGAN
Heartland Medical Equipment, Inc.	MISSOURI
Home Care Medical, Inc.	WISCONSIN
Home Medical Express, Inc.	ILLINOIS
Home Medical Products and Services LLC	WISCONSIN
Home Mediservice, LLC	MARYLAND
Home Nursing Care, Inc.	VIRGINIA
Home Respiratory Solution's, Inc.	FLORIDA

Subsidiaries (Alphabetically)	State of Inc.
Hometown Respiratory Consultants, Inc.	TENNESSEE
Hub's Home Oxygen & Medical Supplies, Inc.	PENNSYLVANIA
Huey’s Home Medical, LLC	DELAWARE
Hurst Medical Equipment, Inc.	WEST VIRGINIA
IV Care, LLC	MISSOURI
J.M.R. Medical, LLC	DELAWARE
Keene Medical Products LLC	NEW HAMPSHIRE
Kentucky Medical Supply, Inc.	KENTUCKY
Lamar, LLC	FLORIDA
LCM Medical, Inc.	FLORIDA
LCP Solara Blocker Corp	DELAWARE
Legacy Home Medical, LLC	UTAH
Legacy Medical, LLC	OHIO
Lehigh Valley Respiratory Care - Lancaster, Inc.	PENNSYLVANIA
LifeHME, Inc.	SOUTH CAROLINA
Loftis Home Medical, LLC	NORTH CAROLINA
Lookout Medical Services, Inc.	TENNESSEE
Louisville O2, Inc.	KENTUCKY
Lovell Medical Supply, Inc.	NORTH CAROLINA
M. Davis Management, Inc.	FLORIDA
M.A.R.Y. Medical, LLC	CALIFORNIA
Madison County Medical Equipment, Inc.	IOWA
Major Medical Supply of Brighton, LLC	COLORADO
Major Medical Supply of Colorado Springs, LLC	COLORADO
Major Medical Supply of Denver, LLC	COLORADO
Major Medical Supply of Fort Collins, LLC	COLORADO
Major Medical Supply of Greeley, LLC	COLORADO
Major Medical Supply, LLC	COLORADO
Manor Respiratory Care, Inc.	TENNESSEE
Matrix Medical, LLC	FLORIDA
McFarland Group, Inc.	TENNESSEE
Med Star Surgical & Breathing Equipment Inc.	NEW YORK
Med Way Medical, Inc.	UTAH
MedBridge Home Medical LLC	DELAWARE
Med-Equip, Inc.	PENNSYLVANIA
MedHome Specialty Services, LLC	MISSISSIPPI
Medical Logic Ft. Walton, Inc.	ALABAMA
Medical Logic, Inc.	ALABAMA
Medical Necessities and Services, LLC	TENNESSEE
Medidex, LLC	MISSOURI

Subsidiaries (Alphabetically)	State of Inc.
Medlogic Anniston, Inc.	ALABAMA
Medlogic Birmingham, Inc.	ALABAMA
Medstar Holdings LLC	DELAWARE
Medway Medical Equipment, LLC	TEXAS
Mississippi HMA DME, LLC	MISSISSIPPI
MME II, LLC	TEXAS
Montgomery Medical Supply, Inc.	ALABAMA
New England Home Medical Equipment LLC	MASSACHUSETTS
Northshore Respiratory and Rehab Specialties, Inc.	LOUISIANA
NRE Holding LLC	DELAWARE
Ocean Breeze Infusion Care LLC	NEW YORK
Ocean Home Health Supply LLC	NEW JERSEY
Ogles Oxygen, LLC	SOUTH CAROLINA
Olympia Respiratory Services LLC	WASHINGTON
Ours Corporation	ILLINOIS
Oxygen & Sleep Associates, Inc.	TENNESSEE
Oxygen One, Inc.	WISCONSIN
Oxygen Supply Shop, LLC	NEW JERSEY
Pal-Med, LLC	SOUTH CAROLINA
Palmetto Oxygen, LLC	SOUTH CAROLINA
Parrish Home Medical, Inc.	SOUTH CAROLINA
Patients First Medical Equipment of Spartanburg, LLC	SOUTH CAROLINA
Paul Home Oxygen Services, Inc.	COLORADO
Peach Home Health Care, Inc.	GEORGIA
Pharmacy, Inc.	DELAWARE
Pharmacy, Inc. Kentucky	KENTUCKY
Pinnacle Medical Solutions LLC	MISSISSIPPI
Pinnacle Medical Solutions, Inc.	DELAWARE
PPS HME Holdings LLC	DELAWARE
PPS HME LLC	DELAWARE
Prattville Medical Equipment, Inc.	ALABAMA
Premier Home Care, Inc.	KENTUCKY
Premier Home Medical Equipment Services, LLC	PENNSYLVANIA
Promise Medical, Inc.	TEXAS
Provider Plus, Inc	MISSOURI
Pumps It Inc	TEXAS
PVHS Home Medical Supply, LLC	COLORADO
Quality Home Medical, Inc.	SOUTH CAROLINA
Quality Medical Services, Inc.	IOWA
Quality Respi-Care, Inc.	GEORGIA

Subsidiaries (Alphabetically)	State of Inc.
Reliable Medical Equipment, LLC	SOUTH CAROLINA
Reliable Medical of Conway, LLC	SOUTH CAROLINA
Rely Medical Supply, LLC	COLORADO
Resp-I-Care, Inc.	TENNESSEE
Respiratory Home Care of Bristol, LLC	TENNESSEE
Respiratory Services of Western New York Inc	NEW YORK
Respracare, Inc.	NORTH CAROLINA
Roberts Home Medical, LLC	MARYLAND
Rocky Mountain Medical Equipment, Inc.	COLORADO
Rocky Mountain Medical Equipment, LLC	COLORADO
Royal Homestar LLC	DELAWARE
Royal Medical Supply Inc.	PENNSYLVANIA
Senior Care Service, LLC	COLORADO
Skinny, LLC	FLORIDA
Skoro Enterprises LLC	TEXAS
Sleep Therapy LLC	MINNESOTA
Solara Holdings, LLC	DELAWARE
Solara Intermediate, LLC	DELAWARE
Solara Medical Supplies, LLC	CALIFORNIA
Sound Oxygen Service LLC	WASHINGTON
Southern Home Respiratory & Equipment, Inc.	VIRGINIA
Southern Nevada Oxygen, Inc.	NEVADA
Specialized Medical Devices, Inc.	ALABAMA
Spiro Health Services, LLC	DELAWARE
Sunbelt Medical Supply & Oxygen, Inc.	FLORIDA
TC Medical Supply, LLC	FLORIDA
The 3700 Company, L.L.C.	COLORADO
The Oxygen Company, Inc.	VIRGINIA
THH Acquisition LLC I	DELAWARE
TMS VT, LLC	VERMONT
Total Homecare Corporation	VIRGINIA
Total Respiratory, LLC	DELAWARE
Triad Respiratory Solutions, Inc.	NORTH CAROLINA
Tricorex, Inc.	MISSOURI
TriCounty Medical Equipment and Supply, LLC	PENNSYLVANIA
Trinity Healthcare of Winston-Salem, Inc.	GEORGIA
Twin Rivers Respiratory Care, Inc.	ARKANSAS
Verio Healthcare, Inc.	CALIFORNIA
Verus Healthcare LLC	DELAWARE
Verus Healthcare, Inc.	DELAWARE

Subsidiaries (Alphabetically)	State of Inc.
Vitacare, L.L.C.	OKLAHOMA
WeCare Medical Somerset, LLC	KENTUCKY
WeCare Medical, LLC	KENTUCKY
Wolf Industries, Inc.	MISSISSIPPI